SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 20, 2001

                             BOSTON BIOMEDICA, INC.
              ----------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           0-21615                                    04-2652826
    ----------------------                ---------------------------------
   (Commission File Number)              (I.R.S.Employer Identification No.)

  375 West Street, West Bridgewater, MA                           02379
  --------------------------------------                        --------
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (508) 580-1900
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
------

         On February 20, 2001, BBI Clinical Laboratories, Inc. (the "Seller"), a wholly-owned subsidiary of Boston Biomedica, Inc. (the "Company"), sold certain assets and liabilities of its clinical laboratory (the "Business"), to Specialty Laboratories, Inc. (the "Buyer"), for an aggregate purchase price of $9,500,000 in cash (the "Purchase Price"), subject to adjustment as described below. The Asset Purchase Agreement dated February 20, 2001 by and between the Seller, the Company and the Buyer (the "Asset Purchase Agreement") provides that within 30 days of the closing date of the sale, the Seller will provide Buyer with a balance sheet of the Business as of January 31, 2001 and a reconciliation of cash, inventory, gross receivables and accounts payable from that date to the closing date. The closing balance sheet and the reconciliation will be used to calculate a closing working capital amount (the "Closing Working Capital Amount"). If the Closing Working Capital Amount, as defined in the Asset Purchase Agreement, is less than $2,371,000, the Purchase Price will be decreased in an amount equal to the deficiency.

     The assets sold in the transaction include cash, inventory, accounts receivable, an option to acquire certain equipment, certain intellectual property, a one year license to the tradename "BBI Clinical Laboratories" and all causes of action, demands, judgments, claims and indemnity rights of Seller relating to the foregoing assets. The Buyer assumed certain liabilities of the Business, including accounts payable. All other liabilities of Seller relating to the Business were not assumed by Buyer.

         In connection with the Asset Purchase Agreement, the Seller and Buyer entered into a transition services agreement, pursuant to which Seller will provide certain clinical laboratory testing services for Buyer for a transition period of at least 180 days from the closing date, but in no event shall such services extend beyond December 31, 2001.

         The terms of this transaction, as more fully described in the Asset Purchase Agreement, were determined as a result of arm's length negotiations between representatives of the Buyer, Seller and the Company.


ITEM 5.           OTHER ITEMS
------

     On March 5, 2001, the Company announced it had repurchased $2.04 million of convertible debentures held by the GCA Strategic Investment Fund Ltd. ("GCA") for $2.23 million in cash. As a result of this repurchase, there are no outstanding debentures remaining from the private placement of $3.25 million of these securities in August 2000 to GCA, the Shoreline Micro-Cap Fund of Northbrook, IL and a related individual. Earlier this year, GCA had converted $210,000 of their debentures for 138,640 shares of common stock and the Shoreline Micro-Cap Fund and the related individual had converted all of their $1.0 million of debentures for 662,685 shares of common stock.

     The Company also announced the repayment in full of the outstanding balance of $5.8 million on its line-of-credit with Fleet Bank. Thus, BBI's only significant debt now outstanding is the existing mortgage of $2.4 million on the Company's West Bridgewater (MA) manufacturing and headquarters facility, which carries debt service comparable to rent. The Company intends to maintain a mortgage on the property.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
------

(a)      Not applicable

(b)      Pro forma Financial Information

The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the transactions described above in Item 2 and Item 5 and are based upon the historical results of Boston Biomedica, Inc. and the preliminary estimates and assumptions set forth in the notes to these statements, which estimates and assumptions have been made solely for the purposes of developing this pro forma information. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have been achieved had these transactions been consummated as of the dates indicated or that which may be achieved in the future.

The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations and the accompanying notes thereto should be read in conjunction with the historical financial statements of Boston Biomedica, Inc. and notes thereto.

The unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2000, 1999 & 1998 give effect to these transactions as if such transactions had occurred on January 1, of the respective year with the exception of the conversion of the 3% debentures which is given effect as of August 25, 2000 the date that the debentures were issued.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000 gives effect to these transactions as if such transactions had occurred on December 31, 2000.



Boston Biomedica, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of December 31, 2000

                                                                          Proceeds      Conversion /
                                                        Consolidated    Received and    Redemption of    Pro forma        Pro forma
                    ASSETS                                  BBI       Net Assets Sold   3% Debentures   Adjustements        Total
CURRENT ASSETS:                                         ------------    ------------    ------------    ------------    ------------
    Cash and cash equivalents (inc. restricted cash).    $ 1,784,524     $ 9,497,576    $ (2,230,000)    $(5,831,636) A  $ 3,220,464
    Accounts receivable, net ........................      5,595,969      (2,515,408)                                      3,080,561
    Inventories .....................................      6,651,918        (186,370)                                      6,465,548
    Prepaid expenses and other current assets .......        288,152                                         (51,420) B      236,732
    Deferred income taxes ...........................        212,762                                                         212,762
                                                        ------------    ------------    ------------    ------------    ------------
                Total current assets ................     14,533,325       6,795,798      (2,230,000)     (5,883,056)     13,216,067
                                                        ------------    ------------    ------------    ------------    ------------

    Property and equipment, net .....................      7,842,174                                        (382,000) B    7,460,174

OTHER ASSETS:
    Goodwill and other intangibles, net .............        944,471                                         (10,678) B      933,793
    Investment in affiliates ........................          9,178                                                           9,178
    Debt issuance costs .............................        203,523                        (203,523)                             --
    Other long-term assets ..........................        126,400                                                         126,400
                                                        ------------    ------------    ------------    ------------    ------------
                                                           1,548,593            --          (203,523)        (10,678)      1,069,371
                                                        ------------    ------------    ------------    ------------    ------------
    TOTAL ASSETS                                        $ 23,924,092    $  6,795,798    $ (2,433,523)   $ (6,275,734)   $ 21,745,612
                                                        ============    ============    ============    ============    ============



      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable ................................   $  1,914,895    $   (682,198)                                   $  1,232,697
    Accrued compensation ............................      1,093,794                                       $ 625,000  C    1,718,794
    Other accrued expenses ..........................      1,125,228                                       1,908,500  D,E  3,033,728
    Current maturities of long term debt ............      5,851,335                                      (5,762,635) E       88,700
    Deferred revenue and other current liabilities ..         99,074                                                          99,074
                                                        ------------    ------------    ------------    ------------    ------------
                Total current liabilities ...........     10,349,347        (682,198)           --        (3,229,135)      6,172,993
                                                        ------------    ------------    ------------    ------------    ------------

LONG-TERM LIABILITIES:
    Long term debt, less current maturities .........      2,420,449                                                       2,420,449
    3% Senior Subordinated Debentures ...............      2,818,375                      (2,818,375)                           --
    Other liabilities ...............................        586,346                                                         586,346

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY: ...............................      7,749,575                         384,852       4,431,397  F   12,565,824

                                                        ------------    ------------    ------------    ------------    ------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $ 23,924,092    $   (682,198)   $ (2,433,523)   $  1,202,262    $ 21,745,612
                                                        ============    ============    ============    ============    ============


Boston Biomedica, Inc.
Unaudited Pro Forma Condensed Consolidated Income Statement
For the year ended December 31, 2000
                                                                                      Conversion /
                                                       Consolidated   Less: Clinical Redemption of   Pro forma      Pro forma
                                                           BBI          Laboratory   3% Debentures  Adjustements      Total
                                                        -----------    -----------   -----------    -----------    -----------
        REVENUE:
     Products .......................................   $12,387,416    $      --      $      --     $      --      $12,387,416
     Services .......................................    15,449,533      8,564,282           --         197,287 1    7,082,538
                                                        -----------    -----------   -----------    -----------    -----------
Total revenue .......................................    27,836,949      8,564,282           --         197,287     19,469,954

COSTS AND EXPENSES:
Cost of products ....................................     7,269,817           --             --            --        7,269,817
Cost of services ....................................    11,662,240      6,224,032           --         143,428 1    5,581,636
Research and development ............................     2,684,604        240,825           --            --        2,443,779
Selling and marketing ...............................     3,729,743      1,069,808           --            --        2,659,935
General and administrative ..........................     6,090,999      1,521,890           --         349,790 2    4,918,899
Impairment of intangible asset ......................     1,464,220           --             --            --        1,464,220
                                                        -----------    -----------   -----------    -----------    -----------
Total operating costs and expenses ..................    32,901,623      9,056,555           --         493,218     24,338,286

Loss from continuing operations .....................    (5,064,674)      (492,273)          --        (295,931)    (4,868,332)

Interest income .....................................        23,598           --             --            --           23,598
Interest expense ....................................    (1,807,943)          (409)       945,650 5     636,069 3     (225,815)
                                                        -----------    -----------   -----------    -----------    -----------

Loss from continuing operations before income taxes..    (6,849,019)      (492,682)       945,650       340,138     (5,070,549)

Benefit from (provision for) income taxes............    (1,151,940)       161,553           --         161,553 4   (1,151,940)
                                                        -----------    -----------   -----------    -----------    -----------

Net loss from continuing operations .................   $(8,000,959)   $  (331,129)   $   945,650   $   501,691    $(6,222,489)
                                                        ===========    ===========    ===========   ===========    ===========

Loss from discontinued operations of Clinical Laboratory
Segment, net of income taxes ........................          --          331,129                      134,378       (196,751)

Net Loss ............................................   $(8,000,959)   $      --      $   945,650   $   636,069    $(6,419,240)
                                                        ===========    ===========    ===========   ===========    ===========

Net (loss) per share from continuing
operations, basic & diluted                             $     (1.47)                                               $     (1.09)
Net (loss) per share from discontinued
operations, basic & diluted                             $         -                                                $     (0.03)
Net (loss) per share, basic & diluted                   $     (1.47)                                               $     (1.12)


Number of shares used to calculate net loss
per share, basic & diluted                                5,428,473                                                  5,708,718



Boston Biomedica, Inc.
Unaudited Pro Forma Condensed Consolidated Income Statement
For the year ended December 31, 1999
                                                                                      Conversion /
                                                       Consolidated   Less: Clinical Redemption of   Pro forma      Pro forma
                                                           BBI          Laboratory   3% Debentures  Adjustements      Total
                                                        -----------    -----------   -----------    -----------    -----------
        REVENUE:
     Products .......................................   $14,056,657    $      --      $      --     $      --      $14,056,657
     Services .......................................    15,214,431      9,841,720           --         368,979 1    5,741,690
                                                        -----------    -----------   -----------    -----------    -----------
Total revenue .......................................    29,271,088      9,841,720           --         368,979     19,798,347

COSTS AND EXPENSES:
Cost of products ....................................     7,267,273           --             --            --        7,267,273
Cost of services ....................................    11,168,595      6,857,841           --         257,109 1    4,567,863
Research and development ............................     3,258,542        126,952           --            --        3,131,590
Selling and marketing ...............................     4,023,791      1,192,498           --            --        2,831,293
General and administrative ..........................     4,441,524      1,008,760           --          18,115 2    3,450,879
                                                        -----------    -----------   -----------    -----------    -----------
Total operating costs and expenses ..................    30,159,725      9,186,051           --         275,224     21,248,898

Loss from continuing operations .....................      (888,637)       655,669           --          93,755     (1,450,551)

Interest income .....................................         6,146           --             --            --            6,146
Interest expense ....................................      (430,593)       (10,613)          --         419,980 3        --
                                                        -----------    -----------   -----------    -----------    -----------

Loss from continuing operations before income taxes..    (1,313,084)       645,056           --         513,735     (1,444,405)

Benefit from (provision for) income taxes............       498,972       (245,121)          --        (245,121)4      498,972
                                                        -----------    -----------   -----------    -----------    -----------

Net loss from continuing operations .................   $  (814,112)   $   399,935    $      --     $   268,614    $  (945,433)
                                                        ===========    ===========   ===========    ===========    ===========

Income from discontinued operations of Clinical Laboratory
Segment, net of income taxes ........................          --         (399,935)                     151,366        551,301

Net Loss ............................................   $  (814,112)   $      --      $      --     $   419,980    $  (394,132)
                                                        ===========    ===========    ==========    ===========    ===========

Net (loss) per share from continuing
operations, basic & diluted                             $     (0.17)                                               $     (0.20)
Net income per share from discontinued
operations, basic & diluted                             $         -                                                $      0.12
Net (loss) per share, basic & diluted                   $     (0.17)                                               $     (0.08)


Number of shares used to calculate net loss
per share, basic & diluted                                4,669,717                                                  4,669,717



Boston Biomedica, Inc.
Unaudited Pro Forma Condensed Consolidated Income Statement
For the year ended December 31, 1998
                                                                                      Conversion /
                                                       Consolidated   Less: Clinical Redemption of   Pro forma      Pro forma
                                                           BBI          Laboratory   3% Debentures  Adjustements      Total
                                                        -----------    -----------   -----------    -----------    -----------
        REVENUE:
     Products .......................................   $13,075,085    $      --      $      --     $      --      $13,075,085
     Services .......................................    13,005,991      7,186,934           --         370,617 1    6,189,674
                                                        -----------    -----------   -----------    -----------    -----------
Total revenue .......................................    26,081,076      7,186,934           --         370,617     19,264,759

COSTS AND EXPENSES:
Cost of products ....................................     7,179,920           --             --            --        7,179,920
Cost of services ....................................     8,897,046      4,858,629           --         250,551 1    4,288,968
Research and development ...........................      2,461,316        164,599           --            --        2,296,717
Aquired research and development.....................     4,230,812           --             --            --        4,230,812
Selling and marketing ...............................     3,938,753      1,055,385           --            --        2,883,368
General and administrative ..........................     4,275,627        974,670           --          33,336 2    3,334,293
                                                        -----------    -----------   -----------    -----------    -----------
Total operating costs and expenses ..................    30,983,474      7,053,283           --         283,887     24,214,078

Loss from continuing operations .....................    (4,902,398)       133,651           --          86,730     (4,949,319)

Interest income .....................................        27,901           --             --            --           27,901
Interest expense ....................................       (78,621)        (3,371)          --          71,746 3       (3,504)
                                                        -----------    -----------   -----------    -----------    -----------

Loss from continuing operations before income taxes..    (4,953,118)       130,280           --         158,476     (4,924,922)

Benefit from (provision for) income taxes............       564,399        (49,506)          --         (49,506)4      564,399
                                                        -----------    -----------   -----------    -----------    -----------

Net loss from continuing operations .................   $(4,388,719)   $    80,774    $      --     $   108,970    $(4,360,523)
                                                        ===========    ===========   ===========    ===========    ===========

Loss from discontinued operations of Clinical Laboratory
Segment, net of income taxes ........................          --          (80,774)                     (37,224)        43,550

Net Loss ............................................   $(4,388,719)   $      --      $      --     $    71,746    $(4,316,973)
                                                        ===========    ===========    ==========    ===========    ===========

Net (loss) income per share from continuing
operations, basic & diluted                             $     (0.94)                                               $     (0.94)
Net income per share from discontinued
operations, basic & diluted                             $         -                                                $      0.01
Net (loss) income per share, basic & diluted            $     (0.94)                                               $     (0.93)


Number of shares used to calculate net loss
per share, basic & diluted                                4,654,609                                                  4,654,609


Pro Forma Adjustments and Assumptions:

The pro forma adjustments to the unaudited pro forma condensed consolidated statement of operations, assuming these transactions occurred on January 1, 1999 and January 1, 2000, are as follows:

1. Adjustment for sales to affiliated entities and the associated cost of those sales to affiliated entities which are included in the clinical laboratory results of operations.

2. Adjustment to add back allocated corporate overhead included in the clinical laboratory results of operations.

3. Adjustment to eliminate interest expense associated with utilization of a portion of the sales proceeds to pay off the Company's outstanding balance on it line of credit.

4. The Company's consolidated results of operations reflect the establishment of a full valuation allowance for deferred tax assets of the Company.

5. Adjustment for interest expense (including beneficial conversion feature and amortization of non-cash charges) recorded on the 3% Convertible Debentures in 2000.

The pro forma adjustments to the unaudited pro forma condensed consolidated balance sheet, assuming these transactions occurred on December 31, 2000, are as follows:

A. Adjustment to record the consideration received, net of cash used to pay-off of the Company's line of credit, from the sale of substantially all of the assets and certain liabilities of the Company's clinical laboratory business.

B. Adjustment to write down prepaid and other long-term assets to their net realizable value.

C. Adjustment to accrue costs related to employee severance and transition bonuses

D. Adjustment to accrue professional fees, taxes and other costs related to the transaction and commitments for facility leases for offices that will be vacated.

E. Adjustment to pay off the Company's line of credit and associated accrued interest.

F. Adjustment to record the gain on sale and disposition of assets net of write-offs relating to the decision to exit the clinical laboratory business.


(c)      Exhibits


2. Asset Purchase Agreement dated February 20, 2001, by and between BBI Clinical Laboratories, Inc., Boston Biomedica, Inc. and Specialty Laboratories, Inc. (Annexes, Exhibits and Schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. Boston Biomedica, Inc. agrees, however, to furnish supplementary a copy of such omitted items to the Commission upon request.)

99.1   Press Release dated March 1, 2001 issued by Boston Biomedica, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2001                     BOSTON BIOMEDICA, INC.



                               By:       /s/ Kevin W. Quinlan
                                         --------------------------------------
                                         Kevin W. Quinlan,
                                         President and Chief Operating Officer

                                INDEX TO EXHIBITS

  Exhibit
   Number                            Title                                Page
-----------   ------------------------------------------------------      -----


   2 Asset Purchase Agreement dated February 20, 2001, by and between BBI Clinical Laboratories, Inc., Boston Biomedica, Inc. and Specialty Laboratories, Inc.(Annexes, Exhibits and Schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. Boston Biomedica, Inc. agrees, however, to furnish supplementary a copy of such omitted items to the Commission upon request.)

   99.1       Press Release dated March 1, 2001 issued by Boston
              Biomedica, Inc.